UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2008
DATE OF REPORTING PERIOD: November 1, 2007 through October 31, 2008

ITEM 1.	REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®

Investment strategies for your serious money®

# Calamos Global Dynamic Income Fund (CHW)

Annual Report October 31, 2008

Managing Your Calamos Funds Investments

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

TABLE OF CONTENTS

Letter to Shareholders	1

Economic and Market Review	3

Investment Team Discussion	6

Schedule of Investments	9

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes In Net Assets	19

Statements of Cash Flows	20

Notes to Financial Statements	21

Financial Highlights	29

Report of Independent Registered Public Accounting Firm	30

Trustee Approval of Management Agreement	31

Tax Information	33

Trustees & Officers	34

About Closed-End Funds	38

Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan	39

The Calamos Investments Advantage	40

Calamos Closed-End Funds	41

PERSONAL ASSISTANCE
800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund

YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how Calamos Investments can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs

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Letter to Shareholders

About the Fund

•	CHW utilizes a blend of securities to produce a stream of income paid out on a monthly basis.

•	The Fund’s dynamic asset allocation approach and broad investment universe—including equities and higher-yielding convertible and corporate bonds—provides enhanced opportunities for income and total return.

•	Invests in U.S. and non-U.S. markets.

Dear Fellow Shareholders:

Enclosed is your annual report for the year ended October 31, 2008. We appreciate the opportunity to correspond with you. I encourage you to carefully review this report, which includes an assessment of market conditions and fund commentary from our investment team. The report also includes a listing of portfolio holdings, financial data and highlights, as well as detailed information about the performance and allocations of Calamos Global Dynamic Income Fund (CHW).

As we discuss in the Economic and Market Review, the annual period was characterized by unprecedented market events and volatility, including a global credit crisis, the freezing of the auction rate preferred securities (ARPS) market and, more recently, a panicked sell-off driven by deleveraging activity. Poor policy decisions, such as a lack of hedge fund regulations, have also contributed. In this environment of extreme pessimism, good investments have been sold off alongside bad, across the global markets. Closed-end funds have not been immune, as investors have sought to exit the market at any cost. Moreover, because they trade on securities exchanges, closed-end funds offer relatively high liquidity, and therefore, a more ready source of cash.

Despite these challenges, the Fund continued to provide a competitive income stream. The Fund’s monthly distribution was $0.1100 per share throughout the period. The Fund’s current annualized distribution rate was 15.12%, based on a closing market price of $6.35 on October 31, 2008. Due to broader conditions in the troubled global markets—most notably, less robust opportunities for capital gains—we announced a reduction in the November 2008 distribution to $0.0800, subsequent to the end of the reporting period. Even so, we believe that the Fund’s distribution remains competitive and appropriate for the current market environment.

CHW continues to utilize leverage strategies to enhance the long-term yield and dividend potential of the Fund. This reflects our belief that leverage strategies can be accretive to common shareholders. The leverage strategies used within the Fund are compliant with the Investment Company Act of 1940, as well as the Fund’s prospectus.

Although each economic and market downturn is unique, we believe that past experience provides us with the perspective and knowledge required to navigate these current difficulties. I began my investment career in the 1970s—a period which was also marked by unprecedented market and economic conditions. Yet, there were opportunities for long-term investors. I believe the same is true today. Additionally, it’s important to remember that the U.S. and global economies have demonstrated incredible resilience in the face of significant past challenges.

All of us at Calamos Investments recognize how difficult this period is for our shareholders. Managing your assets is a responsibility that we take very seriously. We assure you that we are carefully evaluating market and economic events on an ongoing basis; and we are rigorously tracking every security in which the Fund is invested. We are seeking to capitalize on the market’s extreme pessimism by selectively investing in securities with good distributions and very attractive price tags.

With a broad investable universe that includes higher-yielding convertible and corporate securities as well as equities, we believe the Fund is well positioned to provide an attractive income stream. We continue to find long-term opportunities across asset

Global Dynamic Income Fund Letter to Shareholders ANNUAL REPORT	1

Letter to Shareholders

classes. Due in large part to hedge-fund deleveraging, the convertible market has reached a level of undervaluation that we have not seen in our more than 30 years of investing, presenting what we see as a rare opportunity for long-term investors. We have also seen a number of opportunities emerge in the high-yield market and equity markets, as emotion has caused investors to overlook longer-term considerations.

Also, in keeping with our dedication to all of the Fund’s shareholders, we did refinance the majority of our ARPS financing in the Fund. We continue to work diligently to secure refinancing for all outstanding ARPS, in such a way that accounts for the best interests of all Fund shareholders—both investors in the “preferred” share class and the common shareholders who hold the majority of Fund assets. Please see page 7, “ARPS Update” for additional information.

If you have any questions about your portfolio, please speak to your financial advisor or contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time. I also encourage you to visit our website at calamos.com on a regular basis for updated commentary and more information about the Fund. You will also find a section of our website dedicated to our ARPS-related activities.

As always, and especially during these difficult markets, we thank you for your continued confidence. We are honored by the opportunity to serve you and to help you achieve your long-term investment goals.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

2	Global Dynamic Income Fund ANNUAL REPORT Letter to Shareholders

Economic and Market Review

For the latest market and
economic outlook, please visit
our website at www.calamos.com
and select the
“Fund Investors” link.

The year ended October 31, 2008, proved to be one of the most challenging periods since the Great Depression. In the United States, stocks dropped 36.10% as measured by the S&P 500 Index1. International markets fared worse with a 46.34% loss in the MSCI EAFE® Index2. The Credit Suisse High Yield Index3, representative of the high-yield bond market, fell 24.59%. Convertible securities, which blend characteristics of stocks and bonds, had a disappointing loss of 35.36%, based on the Merrill Lynch All U.S. Convertibles Ex. Mandatory Index4. The investment-grade bond markets had a muted return; the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index5 rose 0.30%.

As the past decade demonstrates, the stock market is fraught with swings driven by fear and greed. Just eight years ago, we experienced the incredible excess optimism priced into technology and telecommunications stocks. Today, we are experiencing the polar opposite in the markets—extreme pessimism. Over the long run, the stock market reflects the strength of the economy, which has proven remarkably resilient in the face of world wars, terrorism, natural disasters, bank crises, inflation and other problems. We believe that maintaining patience and staying invested over the long-term will prove to be the most prudent and fruitful course of action.

The January 2008 plunge in the equity markets made it clear that investors were anxious about instability among Wall Street’s biggest banks and brokers and had further concerns regarding the possibility of a broader slowdown. In March, Bear Stearns, teetering on bankruptcy, was acquired by JPMorgan Chase in a government-coordinated deal. Soon after, the Fed cut its benchmark fed funds rate by 75 basis points to support the markets. Congress provided liquidity on the order of $200 to $300 billion to mortgage insurers Fannie Mae and Freddie Mac.

In April and May, investors appeared to believe that the bad news had run its course and stocks began to recover. It proved to be a short-lived spring, however, and the market reversed course in June and July as earnings reports reflected dour outlooks on the economy and uneasiness over the unfolding credit crunch. The ill wind, which had stirred up trouble throughout 2008, accelerated into a full-blown shock wave in the final two months of the period. The “fall” season took on a second meaning as major financial institutions toppled, forcing unprecedented government intervention. In September, the government took over Fannie Mae and Freddie Mac, Lehman Brothers filed for bankruptcy protection, and insurer AIG had to be bailed out. A $700 billion rescue package for financial companies did little to calm investors, and markets continued to decline precipitously throughout October. Despite all this negative news, it’s our belief that once the sell-off frenzy ends and the dust settles, we will be presented with a highly attractive investment landscape where equity valuations are the best they have been since 1990.

In addition to equities, the fund invests in convertibles and high-yield bonds, which merit attention here.

Global Dynamic Income Fund Economic and Market Review ANNUAL REPORT	3

Economic and Market Review

Convertible bonds’ fixed-income characteristics typically provide a floor that can cushion losses as the underlying stock declines. During the latter part of the period, however, this fixed-income value was largely ignored in the market place. In recent years, convertible arbitrage hedge funds have used leverage to deliver market performance, borrowing through prime brokers such as the now defunct Bear Stearns, Lehman Brothers and others. As the cost of borrowing and poor performance dramatically increased, it appears many hedge funds could not maintain their leverage and were forced to liquidate portfolios. At the same time, the market makers and the prime brokers also began deleveraging. In the past, the convertible arbitrage community along with traditional market makers would provide liquidity in the convertible market, reducing the spreads. In this way, the convertible market generally benefited. The recent forced liquidation made convertibles uncharacteristically vulnerable to the panic of the stock market. This past October, in fact, the decline in convertible prices closely matched plunging stock prices. As a result, convertible securities finished the period significantly undervalued. In the past, valuations have reverted back over a period of several quarters to just a few months, so we see an excellent investment opportunity in the convertible market for investors who have an investment horizon beyond the current crisis.

High-yield corporate bonds also struggled. Here again, we believe the beaten-down valuations are largely attributable to forced selling in the financial industry and hedge fund arena. The investment banks and hedge funds are liquidity providers, and during normal times act as efficiency capital to allow markets to function smoothly. Because these liquidity providers are themselves under extreme duress, the entire financial industry is suffering from too much debt and a crisis in capital access and liquidity. There is an abundance of sellers, but buyers are only stepping in at very distressed prices because most have limited capital and, in many cases, are net sellers. We believe this environment offers buyers a long-term opportunity to earn a high return on capital as corporate-bond issuers are forced to pay substantially higher yields. In fact, we have been able to find higher-yielding investments that we believe are well-managed and well-positioned to benefit from long-term secular growth themes.

As the broad market struggled, closed-end funds faced added challenges due to the conditions in the credit markets, specifically the auction rate preferred securities (ARPS) market. Like many other closed-end funds, the Fund had used ARPS as a way to leverage portfolios and potentially increase returns for common shareholders. During the period, the credit crunch which originated in the subprime mortgage sector cascaded across other areas of the credit market, including the ARPS market. However, unlike many other segments of the credit market, the problems in the closed-end fund ARPS market were liquidity-based, and not driven by problematic credit quality or fundamentals.

The events of the past year understandably bring up comparisons to the Great Depression. However, there are significant differences between conditions today and those of the 1930s. The Great Depression started with tight monetary policy, a 33% decline in industrial production and trade tariffs that ground the economy to a halt—all before the banking crisis even hit. Today, the economy is more diversified and benefits from additional safety nets and insurance that did not exist during the 1930s. The Fed and world central bankers seem to be coordinating globally to fend off a

4	Global Dynamic Income Fund ANNUAL REPORT Economic and Market Review

Economic and Market Review

deflationary scenario, with liquidity injections occurring on a consistent basis. We would expect additional injections of liquidity in the near future.

While a slow-growth economy may be with us for the near future, we think odds are that the economy eventually will adjust to this financial crisis as in the past. The credit markets need a sign that a bottom has been established in the mortgage-debt market; then, some confidence will be restored. As always, we hold the view that investing is a long-term proposition. Short-term investors view the current environment through a lens of fear. From our long-term perspective, we see bargains cropping up all over the financial markets.

1 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2 The MSCI EAFE® Index measures developed market equity performance (excluding the U.S. and Canada). Source: Lipper, Inc.

3 The Credit Suisse High Yield Index is an unmanaged index of high yield debt securities. Source: Mellon Analytical Solutions, LLC.

4 The Merrill Lynch All U.S. Convertibles Ex. Mandatory Index represents the U.S. convertibles market excluding mandatory convertibles. The index includes 660 issues with a total value of $227 billion. Source: Mellon Analytical Solutions, LLC.

5 The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

This report is presented for informational purposes only and should not be considered investment advice.

Global Dynamic Income Fund Economic and Market Review ANNUAL REPORT	5

Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2008.

 TOTAL RETURN*
Common Shares – Inception 6/27/07

		Since
	1 Year	Inception**

On Share Price	-45.14%	-41.07%
On NAV	-43.35%	-31.55%
*Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.
**Annualized since inception
Performance Overview

The underlying portfolio (as represented by net asset value, or NAV) of Calamos Global Dynamic Income Fund (CHW) declined 43.35% for the one-year period ended October 31, 2008. The MSCI World® Index1 fell 41.51% and the Merrill Lynch Global Broad Market Index2 retreated 2.52%. On a market price basis, the Fund declined 45.14% assuming reinvestment of distributions.

Throughout the period, the Fund provided common shareholders with monthly distributions of $0.1100 per share. Although the Fund did reduce its monthly distribution to $0.0800 for November 2008 due to unprecedented market conditions, the current annualized distribution rate (based on the $0.0800 monthly distribution) remains attractive at 15.12%, based on the Fund’s closing market price of $6.35 on October 31, 2008. For the fiscal year, the Fund had no return of capital from a tax standpoint. Simply put, this means the Fund earned its distribution through the course of the period despite the challenging circumstances.

Many closed-end funds, including this Fund, are currently trading at a market price discount relative to the net asset value of the fund’s portfolio. Market price often reflects investor sentiment, which may be influenced by general market sell-offs, concerns about interest rates, people fleeing to cash or any number of broad factors that are less related to the fund’s portfolio. In other words, a closed-end fund’s discounted market price does not necessarily reflect the value that the advisor has delivered in managing the underlying portfolio. A fund trading at a deep discount may be attractive to investors as it offers them an opportunity to own assets at a discounted price and realize a higher yield for new investments.

 SINCE INCEPTION MARKET PRICE AND NAV HISTORY

DISTRIBUTION HISTORY
(LATEST 12 MONTHS)

Date Paid	Per share

October	$0.1100
September	0.1100
August	0.1100
July	0.1100
June	0.1100
May	0.1100
April	0.1100
March	0.1100
February	0.1100
January	0.1100
December	0.1100
November	0.1100
Monthly distributions are from net investment income, short-term capital gains and/or long-term capital gains. For more details please go to the Tax Center located at www.calamos.com.

The year ending October 31, 2008, proved to be one of the most challenging market environments in history. In the final months of the period, frozen credit markets,

6	Global Dynamic Income Fund ANNUAL REPORT Investment Team Discussion

Investment Team Discussion

recessionary concerns, bank failures and deleveraging fuelled a widespread and severe retreat across asset classes. Stocks, bonds and convertible securities were all caught up in a ferocious downdraft. In this environment, closed-end funds—including CHW—fell sharply, with shares trading at significant discounts to net asset value. (For further analysis, please read the Economic and Market Review on page 3.)

The massive deleveraging of hedge funds has exerted significant pricing pressure on convertibles, which represent a significant allocation in this portfolio. We believe the current level of undervaluation within convertibles is extreme and may offer long-term investors compelling opportunities. We are diligently exploring ways to put the valuation opportunity to work.
 ASSET ALLOCATION
Fund asset allocations are based on total investments and may vary over time.

 QUALITY ALLOCATION

Weighted Average Credit Quality	A
AAA	16.1%
AA	2.5
A	2.4
BBB	8.7
BB	21.9
B	7.1
CCC or below	0.6
Not Rated	40.7
Data is based on a portion of portfolio holdings. Credit quality shown reflects the higher of the ratings of Standard & Poor’s Corporation or Moody’s Investors Service, Inc. Ratings are relative, subjective and not absolute standards of quality. Excludes equity securities, options, cash and short-term investments.

 REGIONAL ALLOCATION

North America	50.1%
Europe	36.1
Asia Pacific	9.8
Latin America	1.7
Middle East / Africa	1.3
Caribbean	1.0
Region allocations are based on portfolio holdings.

Specific to the Fund, the convertible arbitrage and international long equity portions of the portfolio performed poorly and hampered relative returns for the period. Selection within the energy and consumer staples sectors also hurt performance.

The credit derivative sleeve of the portfolio performed well during the period as the short-term income component held its value better during the market’s decline over the past 12 months. In addition, the ability to hedge credit risks proved helpful. The Fund also benefited from its significant underweight position to consumer discretionary as the sector performed poorly during the period.

ARPS Update

In May 2008, Calamos redeemed 85.7% of the Fund’s outstanding auction rate preferred securities (ARPS) under a refinancing program. Since then, we have been committed to continuing efforts to gain access to additional debt financing and to pursue other forms of equity financing with the goal of refinancing the remaining outstanding ARPS across the Calamos closed-end funds. With respect to the potential of additional debt financing, utilization of any available debt financing is not currently an option because of the constraints imposed by the Investment Company Act of 1940, which requires coverage of 300% for debt leverage and 200% for equity leverage. As we have previously disclosed, we have submitted an application for exemptive relief to the SEC on behalf of the funds to provide for temporary decrease of coverage to 200% for debt leverage. If such an application is granted, the funds would have the flexibility to refinance the remaining ARPS with debt financing. We are continuously mindful of the need to find a total solution to the ARPS issue, while acting in the best interests of the funds and all shareholders. Please visit the ARPS Information Center on www.calamos.com for the latest developments.

Portfolio Positioning

Our focus remains on more stable, higher-quality and less-cyclical assets. We continue to find higher-yielding securities that we believe are well-positioned to benefit from long-term secular growth trends.

Our primary area of focus continues to be within the traditional growth sectors. Conversely, we are maintaining an underweight to the more regulated cyclical areas.

As mentioned, our broader opportunity set allows us to invest in high-yield debt, as well as convertible securities. Although convertibles sold off dramatically with hedge

Global Dynamic Income Fund Investment Team Discussion ANNUAL REPORT	7

Investment Team Discussion

fund deleveraging toward the end of the period, convertibles typically provide potential downside protection as well as equity participation. As equilibrium returns to the markets, we believe the use of convertibles will again enhance the risk/reward profile of the Fund. We believe the current level of undervaluation within the convertible market is extreme and we are positioned to take advantage of this opportunity to invest in higher-growth firms at prices that should be very attractive to long-term investors.
 SECTOR ALLOCATION

Financials	30.1%
Information Technology	15.7
Health Care	12.1
Industrials	10.6
Energy	7.9
Consumer Discretionary	7.9
Consumer Staples	7.4
Telecommunication Services	3.5
Materials	3.3
Utilities	1.3
Sector allocations are based on managed assets and may vary over time.

 COUNTRY ALLOCATIONS

United States	48.7%
Germany	10.1
United Kingdom	7.7
Switzerland	7.7
Japan	5.3
France	3.3
Australia	2.7
Canada	1.5
Israel	1.1
Other Combined	11.9
Country allocation is based on portfolio holdings and may vary over time.

It’s important to remember that a convertible bond, on one level, functions as a short-term bond. As long as the issuing company’s credit-worthiness is good and they are making their interest payments, the convertible will be redeemable at par when it matures. This bond-like feature provides a measure of stability. When you consider that convertible bonds are currently steeply discounted as a consequence of the historic sell-off and are, in many instances, trading at a fraction of their face value, they are especially attractive at this time.

Throughout the life of the Calamos closed-end funds, leverage has been accretive to the common shareholders. The cost of leverage has been less than the yield and dividend levels of the portfolios, allowing the funds to pay a higher distribution to shareholders. Because of the recent market volatility, we have engaged in moderate deleveraging of the Calamos closed-end funds to ensure compliance with the Investment Company Act of 1940 and the funds’ prospectuses.

1 The MSCI World® Index (U.S. dollars) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

2 The Merrill Lynch Global Broad Market Index tracks the performance of fixed-income securities in developed markets. Source: Bloomberg.

8	Global Dynamic Income Fund ANNUAL REPORT Investment Team Discussion

Schedule of Investments

 OCTOBER 31, 2008

PRINCIPAL
AMOUNT		VALUE

CORPORATE BONDS (23.9%)
	Consumer Discretionary (3.5%)
2,000,000	Boyd Gaming Corp. 7.125%, 02/01/16	$1,250,000
2,000,000	D.R. Horton, Inc. 9.750%, 09/15/10	1,780,000
2,000,000	DISH Network Corp. 7.125%, 02/01/16	1,615,000
2,000,000	General Motors Corp. 7.200%, 01/15/11	815,000
2,000,000	Hanesbrands, Inc.‡ 6.508%, 12/15/14	1,367,500
2,000,000	Jarden Corp. 7.500%, 05/01/17	1,500,000
2,000,000	Liberty Media Corp. 8.500%, 07/15/29	1,128,768
2,000,000	MGM Mirage 7.500%, 06/01/16	1,190,000
2,000,000	Pulte Homes, Inc. 7.875%, 08/01/11	1,750,000
2,210,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	1,381,250
2,000,000	The Interpublic Group of Companies, Inc. 6.250%, 11/15/14	1,340,000

		15,117,518

	Consumer Staples (1.2%)
1,000,000	Alliance One International, Inc. 8.500%, 05/15/12	775,000
1,000,000	Del Monte Foods Company 8.625%, 12/15/12	910,000
2,000,000	NBTY, Inc. 7.125%, 10/01/15	1,510,000
2,000,000	Pilgrim’s Pride Corp.** 7.625%, 05/01/15	690,000
2,000,000	Smithfield Foods, Inc. 7.750%, 07/01/17	1,270,000

		5,155,000

	Energy (1.4%)
2,000,000	Complete Production Services, Inc. 8.000%, 12/15/16	1,370,000
2,000,000	Dresser-Rand Group, Inc. 7.375%, 11/01/14	1,610,000
2,000,000	Superior Energy Services, Inc. 6.875%, 06/01/14	1,690,000
2,000,000	Williams Companies, Inc. 7.750%, 06/15/31	1,513,386

		6,183,386

	Financials (10.7%)
20,000,000	Federal Home Loan Mortgage Corp.<> 4.625%, 12/19/08	20,050,300
24,000,000	Federal National Mortgage Association<> 3.250%, 02/15/09	24,045,024
2,000,000	Ford Motor Credit Company, LLC 9.875%, 08/10/11	1,260,996
	Leucadia National Corp.
1,000,000	7.000%, 08/15/13	885,000
880,000	8.125%, 09/15/15	783,200

		47,024,520

	Health Care (0.8%)
2,000,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	1,770,000
2,000,000	HCA, Inc. 9.125%, 11/15/14	1,725,000

		3,495,000

	Industrials (3.3%)
1,000,000	Belden, Inc. 7.000%, 03/15/17	770,000
2,000,000	Deluxe Corp. 7.375%, 06/01/15	1,340,000
2,000,000	General Cable Corp. 7.125%, 04/01/17	1,320,000
1,000,000	Interline Brands, Inc. 8.125%, 06/15/14	775,000
2,000,000	Manitowoc Company, Inc. 7.125%, 11/01/13	1,630,000
6,000,000	Siemens, AG 5.750%, 10/17/16	5,393,346
2,000,000	SPX Corp.* 7.625%, 12/15/14	1,682,500
2,000,000	Terex Corp. 7.375%, 01/15/14	1,560,000

		14,470,846

	Information Technology (1.0%)
2,000,000	Amkor Technology, Inc. 9.250%, 06/01/16	1,200,000
2,000,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	1,670,000
2,000,000	Xerox Corp. 8.000%, 02/01/27	1,490,144

		4,360,144

	Materials (0.7%)
2,000,000	Century Aluminum Company 7.500%, 08/15/14	1,290,000
2,305,000	Terra Industries, Inc. 7.000%, 02/01/17	1,970,775

		3,260,775

Global Dynamic Income Fund Schedule of Investments ANNUAL REPORT	9

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2008

PRINCIPAL
AMOUNT			VALUE

		Telecommunication Services (1.3%)
2,000,000		Frontier Communications Corp. 9.000%, 08/15/31	$1,090,000
2,000,000		Leap Wireless International, Inc. 9.375%, 11/01/14	1,635,000
2,000,000		Qwest Communications International, Inc. 7.750%, 02/15/31	1,290,000
2,000,000		Windstream Corp. 8.625%, 08/01/16	1,520,000

			5,535,000

		TOTAL CORPORATE BONDS (Cost $125,936,320)	104,602,189

CONVERTIBLE BONDS (14.9%)
		Consumer Discretionary (2.2%)
1,650,000	EUR	Adidas, AG* 2.500%, 10/08/18	2,360,625
1,800,000		Central European Media Enterprises, Ltd.* 3.500%, 03/15/13	805,500
3,500,000		Ford Motor Company 4.250%, 12/15/36	988,750
4,250,000		General Motors Corp. - Class C 6.250%, 07/15/33	1,079,500
5,000,000		Interpublic Group of Companies, Inc. 4.250%, 03/15/23	3,468,750
1,200,000	EUR	Intralot, SA* 2.250%, 12/20/13	954,623

			9,657,748

		Consumer Staples (0.2%)
1,500,000		Smithfield Foods, Inc. 4.000%, 06/30/13	990,000

		Energy (2.4%)
3,200,000		Carrizo Oil & Gas, Inc. 4.375%, 06/01/28	1,720,000
3,000,000		Grey Wolf, Inc.‡ 3.833%, 04/01/24	3,192,900
3,500,000		Petroleum Geo-Services ASA* 2.700%, 12/03/12	1,540,000
4,300,000		SeaDrill, Ltd.* 3.625%, 11/08/12	2,021,000
3,500,000		Subsea 7, Inc.* 2.800%, 06/06/11	2,047,500

			10,521,400

		Financials (1.7%)
3,000,000		Affiliated Managers Group, Inc.* 3.950%, 08/15/38	1,950,000
2,000,000		American Equity Investment Life Holding Company 5.250%, 12/06/24	1,142,500
2,000,000		Banco Espirito Santo, SA 1.250%, 02/26/11	1,610,000
3,000,000		Health Care REIT, Inc. 4.750%, 07/15/27	2,733,750

			7,436,250

		Health Care (4.1%)
700,000		Five Star Quality Care, Inc. 3.750%, 10/15/26	316,750
3,300,000		HLTH Corp. 3.125%, 09/01/25	2,487,375
5,000,000		Millipore Corp. 3.750%, 06/01/26	3,887,500
6,500,000		Shire, PLC* 2.750%, 05/09/14	4,606,713
6,200,000		Teva Pharmaceutical Industries, Ltd. 1.750%, 02/01/26	6,502,250

			17,800,588

		Industrials (1.4%)
1,800,000	EUR	MTU Aero Engines Holdings, AG* 2.750%, 02/01/12	1,827,748
3,000,000		School Specialty, Inc. 3.750%, 11/30/26	2,171,250
2,000,000		Waste Connections, Inc. 3.750%, 04/01/26	2,065,000

			6,063,998

		Information Technology (1.8%)
2,850,000	EUR	Cap Gemini, SA* 1.000%, 01/01/12	1,311,320
5,500,000		Intel Corp. 2.950%, 12/15/35	3,953,125
4,000,000		Mentor Graphics Corp. 6.250%, 03/01/26	2,780,000

			8,044,445

		Materials (0.5%)
3,000,000		Sino-Forest Corp.* 5.000%, 08/01/13	2,332,500

		Telecommunication Services (0.3%)
1,350,000		NII Holdings, Inc. 2.750%, 08/15/25	1,096,875

		Utilities (0.3%)
1,700,000	EUR	International Power, PLC* 3.250%, 07/20/13	1,293,459

		TOTAL CONVERTIBLE BONDS (Cost $105,353,146)	65,237,263

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (5.8%)
		Consumer Staples (0.5%)
5,500		Bunge, Ltd. 5.125%	2,145,000

10	Global Dynamic Income Fund ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2008

NUMBER OF
SHARES			VALUE

		Financials (1.7%)
9,500		Alleghany Corp. 5.750%	$2,371,537
1,800		Bank of America Corp. 7.250%	1,260,000
38,400		Citigroup, Inc. 6.500%	1,288,800
185,000		MetLife, Inc. 6.375%	1,603,950
2,000		SLM Corp. 7.250%	1,029,000

			7,553,287

		Health Care (1.8%)
52	EUR	Bayer, AG* 6.625%	3,873,866
4,000		Mylan Laboratories, Inc. 6.500%	2,278,640
11,000		Schering-Plough Corp.<> 6.000%	1,482,580

			7,635,086

		Industrials (0.3%)
40,000		Avery Dennison Corp. 7.875%	1,361,200

		Materials (1.2%)
21,000		Freeport-McMoRan Copper & Gold, Inc.<> 6.750%	1,024,380
490	CHF	Givaudan, SA* 5.375%	3,129,763
38,000		Vale Capital, Ltd. (Companhia Vale do Rio Doce)Δ 5.500%	1,073,500

			5,227,643

		Utilities (0.3%)
30,000		Entergy Corp. 7.625%	1,411,200

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $45,720,604)	25,333,416

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (18.1%)
		Consumer Discretionary (6.3%)
265,200		Credit Suisse Group (Coach, Inc.)* 15.000%, 11/14/08	5,441,904
132,000		Deutsche Bank, AG (Amazon.com, Inc.)* 12.000%, 02/06/09	7,504,200
373,000		Deutsche Bank, AG (Royal Caribbean Cruises, Ltd.)* 12.000%, 03/27/09	5,534,201
151,000		Goldman Sachs Group, Inc. (Apollo Group, Inc.)* 12.000%, 02/02/09	8,984,500

			27,464,805

		Energy (2.3%)
188,400		Credit Suisse Group (Chesapeake Energy Corp.)* 12.000%, 12/05/08	4,206,972
68,805		JPMorgan Chase & Company (Transocean, Inc.)* 12.000%, 12/01/08	5,659,899

			9,866,871

		Information Technology (8.4%)
264,175		Bank of America Corp. (Infosys Technologies, Ltd.)* 12.000%, 02/09/09	7,922,608
425,000		Deutsche Bank, AG (Dell Inc.)* 12.000%, 02/13/09	5,792,750
365,000		Deutsche Bank, AG (eBay, Inc.)* 12.000%, 01/16/09	6,088,200
381,710		Goldman Sachs Group, Inc. (Nokia Corp.)* 12.000%, 02/12/09	5,603,503
450,200		JPMorgan Chase & Company (Intel Corp.)* 12.000%, 12/01/08	7,207,702
505,051		JPMorgan Chase & Company (NVIDIA Corp.)* 15.000%, 11/14/08	4,338,388

			36,953,151

		Telecommunication Services (1.1%)
156,800		Wachovia Corp. (America Móvil, SAB de CV)* 12.000%, 11/14/08	4,831,008

		TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $130,691,100)	79,115,835

NUMBER OF
SHARES			VALUE

COMMON STOCKS (86.0%)
		Consumer Discretionary (6.0%)
41,000	EUR	Adidas, AG	1,424,189
18,750		Amazon.com, Inc.#<>	1,073,250
15,000		Apollo Group, Inc. - Class A#<>	1,042,650
145,000	GBP	British Sky Broadcasting Group, PLC	882,378
38,500		Carnival Corp.<>	977,900
30,000		CBS Corp.<>	291,300
31,500	CHF	Compagnie Financière Richemont, SA	662,214
340,000	MXN	Grupo Televisa, SA	1,181,908
400,000	AUD	Harvey Norman Holdings, Ltd.	690,435
61,000	EUR	Industria de Diseno Textil, SA	2,061,949

Global Dynamic Income Fund Schedule of Investments ANNUAL REPORT	11

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2008

NUMBER OF
SHARES			VALUE

39,000	JPY	Makita Corp.	$707,163
72,000		News Corp. - Class B<>	764,640
38,000		Nike, Inc. - Class B<>	2,189,940
140,000	JPY	Nikon Corp.	1,973,040
54,500	EUR	Paddy Power, PLC	929,326
83,000	JPY	Panasonic Corp.	1,336,610
9,000	EUR	Porsche Automobil Holding, SE	786,574
110,000	JPY	Suzuki Motor Corp.	1,614,174
85,000	CHF	Swatch Group, AG	2,433,990
8,000		Target Corp.	320,960
31,000	JPY	Toyota Motor Corp.	1,210,578
67,500		Walt Disney Company<>	1,748,250

			26,303,418

		Consumer Staples (9.2%)
96,000	JPY	Asahi Breweries, Ltd.	1,584,597
40,000		Avon Products, Inc.	993,200
53,000	EUR	Beiersdorf, AG	2,765,787
19,257	GBP	British American Tobacco, PLC	528,206
37,500		Coca-Cola Company	1,652,250
32,000		CVS Caremark Corp.<>	980,800
240,000	GBP	Diageo, PLC	3,662,526
53,000	EUR	InBev, NV	2,137,655
160	JPY	Japan Tobacco, Inc.	567,628
12,000		Kimberly-Clark Corp.<>	735,480
225,000	CHF	Nestlé, SA	8,749,573
23,000		PepsiCo, Inc.<>	1,311,230
40,000		Philip Morris International, Inc.	1,738,800
45,000		Procter & Gamble Company	2,904,300
52,000	GBP	Reckitt Benckiser Group, PLC	2,199,592
30,750		Sysco Corp.	805,650
53,000	GBP	Unilever, PLC	1,190,690
900,000	MXN	Wal-Mart de Mexico, SA de CV	2,415,854
42,000		Wal-Mart Stores, Inc.<>	2,344,020
46,000		Walgreen Company<>	1,171,160

			40,438,998

		Energy (8.0%)
782,000	GBP	BP, PLC	6,374,464
26,000		Chevron Corp.<>	1,939,600
40,000		ConocoPhillips<>	2,080,800
12,500		Devon Energy Corp.<>	1,010,750
95,000	EUR	ENI S.p.A.	2,267,473
82,500		Exxon Mobil Corp.	6,114,900
46,500		Halliburton Company<>	920,235
31,000		Marathon Oil Corp.<>	902,100
24,000		Noble Corp.	773,040
15,000		Occidental Petroleum Corp.<>	833,100
57,500	NOK	Petroleum Geo-Services ASA#	286,316
82,300	GBP	Royal Dutch Shell, PLC	2,261,173
22,000		Schlumberger, Ltd.<>	1,136,300
124,000	NOK	SeaDrill, Ltd.	1,193,872
80,000	NOK	Subsea 7, Inc.#	635,906
40,000	CAD	Suncor Energy, Inc.	960,757
74,000	EUR	TOTAL, SA	4,070,992
16,500		Transocean, Inc.#<>	1,358,445

			35,120,223

		Financials (12.5%)
27,500		Aflac, Inc.<>	1,217,700
80,000		American International Group, Inc.#<>	152,800
24,000		Aon Corp.<>	1,015,200
95,000	AUD	Australian Stock Exchange, Ltd.	1,907,602
200,000	EUR	Banco Santander, SA	2,163,031
105,000		Bank of America Corp.<>	2,537,850
41,000		Bank of New York Mellon Corp.<>	1,336,600
18,700	EUR	BNP Paribas	1,350,164
153,000		Citigroup, Inc.	2,088,450
62,500	AUD	Commonwealth Bank of Australia	1,708,488
29,000	EUR	Deutsche Börse, AG	2,267,966
197,000	EUR	EFG Eurobank Ergasias	2,141,320
12,000		Franklin Resources, Inc.<>	816,000
19,000		Hartford Financial Services Group, Inc.<>	196,080
100,000	HKD	Hong Kong Exchanges and Clearing, Ltd.	1,014,082
91,500		JPMorgan Chase & Company	3,774,375
80,000	CHF	Julius Baer Holding, AG - Class B	3,128,819
99,000		Manulife Financial Corp.	1,988,910
360	JPY	Mizuho Financial Group, Inc.	879,049
47,000	EUR	Piraeus Bank, SA	596,224
98,000	CAD	Power Financial Corp.	2,453,049
25,500		Prudential Financial, Inc.<>	765,000
262,000	AUD	QBE Insurance Group, Ltd.	4,469,984
4,311	EUR	Reinet Investments, SCA#	44,396
290,000	GBP	Schroders, PLC	3,717,704
387,000	SGD	Singapore Exchange, Ltd.	1,385,247
140,000	GBP	Standard Chartered, PLC	2,313,786
230	JPY	Sumitomo Mitsui Financial Group, Inc.	922,039
23,500		T. Rowe Price Group, Inc.	929,190
102,500		Wells Fargo & Company	3,490,125
8,300	CHF	Zurich Financial Services, AG	1,683,884

			54,455,114

		Health Care (11.7%)
55,000		Abbott Laboratories	3,033,250
60,000		Alcon, Inc.	5,287,200
37,000	GBP	AstraZeneca, PLC	1,568,005
24,000	EUR	Bayer, AG	1,313,786
83,000		Bristol-Myers Squibb Company<>	1,705,650

12	Global Dynamic Income Fund ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2008

NUMBER OF
SHARES			VALUE

62,000	AUD	Cochlear, Ltd.	$2,352,342
150,000	AUD	CSL, Ltd.	3,647,969
34,250		Eli Lilly and Company<>	1,158,335
80,000		Johnson & Johnson	4,907,200
42,000		Medtronic, Inc.<>	1,693,860
92,500		Merck & Company, Inc.	2,862,875
54,000	CHF	Novartis International, AG	2,740,933
107,000	DKK	Novo Nordisk, A/S - Class B	5,735,539
98,000	JPY	OLYMPUS Corp.	1,888,638
190,000		Pfizer, Inc.	3,364,900
25,000	CHF	Roche Holding, AG	3,823,171
40,000		St. Jude Medical, Inc.#	1,521,200
18,500		Stryker Corp.<>	989,010
42,000		UnitedHealth Group, Inc.<>	996,660
17,000		Zimmer Holdings, Inc.#	789,310

			51,379,833

		Industrials (10.9%)
27,000		3M Company<>	1,736,100
270,000	CHF	ABB, Ltd.#	3,542,699
54,000	EUR	Alstom	2,676,437
610,000	GBP	BAE Systems, PLC	3,428,790
28,000		Boeing Company<>	1,463,560
500,000	CAD	Bombardier, Inc. - Class B	1,928,980
35,000	EUR	Bouygues, SA	1,490,309
164,516	GBP	Capita Group, PLC	1,699,942
7,000		Danaher Corp.<>	414,680
18,000		Emerson Electric Company<>	589,140
63,000	GBP	FirstGroup, PLC	415,744
19,000		General Dynamics Corp.<>	1,146,080
242,500		General Electric Company	4,731,175
60,000		Honeywell International, Inc.	1,827,000
25,000		Illinois Tool Works, Inc.<>	834,750
160,000	JPY	Komatsu, Ltd.	1,758,987
44,000	EUR	Konecranes Oyj	747,714
47,000	EUR	Krones AG	2,066,303
10,000		Lockheed Martin Corp.<>	850,500
30,000	EUR	MAN, AG	1,466,810
44,000	EUR	MTU Aero Engines Holdings, AG	848,711
14,000	EUR	Nexans, SA	798,558
21,000		Raytheon Company<>	1,073,310
455,000	GBP	Rolls-Royce Group, PLC#	2,407,367
40,000	EUR	Royal Philips Electronics, NV	739,192
28,000	EUR	SGL Carbon, AG#	540,452
50,000	EUR	Siemens, AG	2,940,278
20,000		United Parcel Service, Inc.	1,055,600
43,000		United Technologies Corp.<>	2,363,280

			47,582,448

		Information Technology (20.2%)
31,000		Apple, Inc.#	3,335,290
391,000	GBP	Autonomy Corp. PLC#	6,199,568
60,000	JPY	Canon, Inc.	2,099,499
29,500	EUR	Cap Gemini, SA	950,482
90,000	JPY	Capcom Company, Ltd.	2,006,435
145,000		Cisco Systems, Inc.#	2,576,650
132,500		Dell, Inc.#	1,609,875
130,000		eBay, Inc.#<>	1,985,100
65,000		EMC Corp.#<>	765,700
6,250		Google, Inc.#	2,246,000
105,000	TWD	High Tech Computer Corp.	1,244,609
140,000		Infosys Technologies, Ltd.	4,104,800
185,000		Intel Corp.	2,960,000
40,000		International Business Machines Corp.	3,718,800
113,000	JPY	Konami Corp.	2,044,267
285,000	SEK	LM Ericsson Telephone Company	1,940,110
85,000	CHF	Logitech International, SA#	1,267,224
230,000		Microsoft Corp.	5,135,900
45,000		Motorola, Inc.<>	241,650
28,400	JPY	Nintendo Company, Ltd.	9,125,156
370,000	EUR	Nokia OYJ	5,667,728
92,000	JPY	Nomura Research Institute, Ltd.	1,519,209
150,000		Oracle Corp.#	2,743,500
67,000		QUALCOMM, Inc.	2,563,420
160,000	BRL	Redecard, SA	1,772,444
5,560	KRW	Samsung Electronics Company, Ltd.	2,344,116
139,500	EUR	SAP, AG	4,884,058
65,000		Satyam Computer Services, Ltd.	1,022,450
75,000		Symantec Corp.#	943,500
200,000	NOK	Tandberg, ASA	2,474,487
103,819	CHF	Temenos Group, AG#	1,300,266
71,000	JPY	Trend Micro, Inc.	1,736,876
66,000	EUR	Ubisoft Entertainment, SA#	3,488,705
103,000	HKD	VTech Holdings, Ltd.	383,645

			88,401,519

		Materials (2.4%)
47,000	GBP	Anglo American, PLC	1,179,290
20,500	EUR	BASF, SE	676,779
60,000	GBP	BHP Billiton, PLC	1,018,833
110,000	AUD	BHP Billiton, Ltd.	2,113,237
87,000		Companhia Vale do Rio Doce	1,141,440
36,000		E.I. du Pont de Nemours and Company<>	1,152,000
7,000		Freeport-McMoRan Copper & Gold, Inc.<>	203,700
30,000	GBP	Rio Tinto, PLC	1,401,365
41,000		The Dow Chemical Company<>	1,093,470

Global Dynamic Income Fund Schedule of Investments ANNUAL REPORT	13

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2008

NUMBER OF
SHARES			VALUE

37,000	NOK	Yara International, ASA	$773,012

			10,753,126

		Telecommunication Services (3.6%)
93,500		América Móvil, SAB de CV	2,892,890
145,000		AT&T Inc.	3,881,650
96,000	EUR	France Telecom, AG	2,420,694
83,000		Verizon Communications, Inc.	2,462,610
2,157,000	GBP	Vodafone Group, PLC	4,149,457

			15,807,301

		Utilities (1.5%)
47,500		Duke Energy Corp.<>	778,050
10,500		Exelon Corp.<>	569,520
15,500		FPL Group, Inc.	732,220
45,801	EUR	GDF Suez	2,038,769
29,000	EUR	RWE, AG	2,377,447

			6,496,006

		TOTAL COMMON STOCKS (Cost $638,976,860)	376,737,986

INVESTMENT IN AFFILIATED FUND (3.2%)
14,091,377		Calamos Government Money Market Fund - Class I SharesΩ (Cost $14,091,377)	14,091,377

TOTAL INVESTMENTS (151.9%) (Cost $1,060,769,407)			665,118,066

LIABILITIES, LESS OTHER ASSETS (-40.5%)			(177,199,376)

PREFERRED SHARES AT REDEMPTION VALUE INCLUDING DIVIDENDS PAYABLE (-11.4%)			(50,013,043)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)			$437,905,647

NUMBER OF
SHARES			VALUE

COMMON STOCKS SOLD SHORT (-3.1%)
		Consumer Discretionary (-0.2%)
(142,100)		The Interpublic Group of Companies, Inc.#	(737,499)

		Consumer Staples (-0.3%)
(32,000)		Bunge, Ltd.	(1,229,120)
(32,900)		Smithfield Foods, Inc.#	(346,108)

			(1,575,228)

		Energy (-0.3%)
(9,500)		Carrizo Oil & Gas, Inc.#	(222,205)
(138,400)		Grey Wolf, Inc.#	(888,528)

			(1,110,733)

		Financials (-0.7%)
(8,300)		Affiliated Managers Group, Inc.#	(384,954)
(6,956)		Alleghany Corp.#	(1,961,592)
(55,000)		American Equity Investment Life Holding Company	(248,600)
(61,000)		SLM Corp.#	(650,870)

			(3,246,016)

		Health Care (-0.8%)
(28,000)		Five Star Quality Care, Inc.#	(54,880)
(63,900)		HLTH Corp.#	(529,731)
(19,300)		Millipore Corp.#	(1,001,477)
(200,000)		Mylan Laboratories, Inc.#	(1,714,000)

			(3,300,088)

		Industrials (-0.4%)
(16,200)		School Specialty, Inc.#	(340,200)
(44,500)		Waste Connections, Inc.#	(1,506,325)

			(1,846,525)

		Information Technology (-0.1%)
(44,600)		Mentor Graphics Corp.#	(327,364)

		Materials (-0.1%)
(39,800	) CAD	Sino-Forest Corp.#	(372,475)

		Utilities (-0.2%)
(13,800)		Entergy Corp.	(1,077,090)

		TOTAL COMMON STOCKS SOLD SHORT (Cost $21,798,009)	(13,593,018)

NUMBER OF
CONTRACTS			VALUE

WRITTEN OPTIONS (-4.2%)
		Financials (-4.2%)
		iShares MSCI EAFE Index Fund#
9,000		Call, 01/17/09, Strike $45.00	(3,375,000)
7,500		Call, 01/17/09, Strike $42.00	(4,087,500)
6,000		Call, 12/20/08, Strike $46.00	(1,665,000)
5,600		Call, 12/20/08, Strike $50.00	(658,000)
5,600		Call, 01/17/09, Strike $49.00	(1,092,000)
		SPDR Trust Series 1#
4,075		Call, 12/20/08, Strike $101.00	(2,037,500)
3,200		Call, 01/17/09, Strike $98.00	(2,472,000)
2,800		Call, 12/20/08, Strike $95.00	(2,331,000)
2,000		Call, 12/20/08, Strike $103.00	(820,000)

		TOTAL WRITTEN OPTIONS (Premium $(15,356,783))	(18,538,000)

14	Global Dynamic Income Fund ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2008

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At October 31, 2008, the value of 144A securities that could not be exchanged to the registered form is $83,398,335 or 19.0% of net assets applicable to common shareholders.
#	Non-income producing security.
**	Security defaulted subsequent to October 31, 2008.
‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2008.
Δ	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
<>	Security, or portion of security, is held in a segregated account as collateral for written options, swaps, or securities sold short aggregating a total market value of $85,860,349.
Ω	Investment in an affiliated fund. During the period from November 1, 2007, through October 31, 2008, the fund had net redemptions of $38,708,619 and received $2,092,510 in dividend payments from the affiliated fund. As of October 31, 2007, the Fund had holdings of $52,799,996 in the affiliated fund.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amount for such Securities is shown in the respective foreign currency. The date shown on options represents the expiration date on the option contract. The option contract may be exercised at any date on or before the date shown.

CREDIT DEFAULT SWAPS

		Buy/Sell	Fund Pays/Receives		Termination	Notional
Swap Counterparty	Referenced Obligation	Protection	Fixed Rate		Date	Amount	Unrealized

Bank of America Corp.	LTD Brands Inc.	BUY	2.30	BPS Quarterly	6/20/2013	$5,000,000	$455,105
Citibank, N.A.	Centex Corporation	BUY	1.35	BPS Quarterly	9/20/2012	5,000,000	679,460
Goldman Sachs	Jones Apparel Group	BUY	1.32	BPS Quarterly	9/20/2012	5,000,000	897,572
Goldman Sachs	Temple-Inland	BUY	1.00	BPS Quarterly	9/20/2012	5,000,000	649,105
Merrill Lynch	CDX.NA.IG.8, 3-7% 10 Year Fixed	SELL	5.62	BPS Quarterly	6/20/2017	4,000,000	(1,858,903)
Merrill Lynch	CDX.NA.IG.8, 7-10% 10 Year Fixed	SELL	1.78	BPS Quarterly	6/20/2017	20,000,000	(7,926,541)
Citibank, N.A.	CDX.NA.IG.8, 7-10% 10 Year Fixed	SELL	1.68	BPS Quarterly	6/20/2017	20,000,000	(8,033,001)
Goldman Sachs	CDX.NA.IG.8, 7-10% 10 Year Fixed	SELL	1.67	BPS Quarterly	6/20/2017	10,000,000	(4,021,823)

							$(19,159,026)

Global Dynamic Income Fund Schedule of Investments ANNUAL REPORT	15

See accompanying Notes to Financial Statements

Schedule of Investments

 OCTOBER 31, 2008

 COUNTRY ALLOCATION AS OF OCTOBER 31, 2008

Country	% of Portfol	io
United States	48.6%
Germany	10.1
United Kingdom	7.7
Switzerland	7.7
Japan	5.3
France	3.3
Australia	2.7
Canada	1.5
Israel	1.1
Mexico	1.0
Finland	1.0
Denmark	0.9
Bermuda	0.9
India	0.8
Norway	0.8
Cayman Islands	0.8
Jersey	0.7
Spain	0.7
Brazil	0.7
Greece	0.6
South Korea	0.4
Italy	0.4
Belgium	0.4
Sweden	0.3
Portugal	0.3
Singapore	0.2
Liberia	0.2
Taiwan	0.2
Netherlands Antilles	0.2
Hong Kong	0.2
Ireland	0.2
Netherlands	0.1
Total:	100.0%

Country allocations are based on country of domicile and vary over time.

16	Global Dynamic Income Fund ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

October 31, 2008

ASSETS
Investments in securities, at value (cost $1,046,678,030)	$651,026,689
Investments in affiliated fund (cost $14,091,377)	14,091,377
Cash (interest bearing)	1,131,646
Restricted cash for short positions (interest bearing)	14,406,744
Restricted cash for swap collateral*	3,764,000
Restricted foreign currency for short positions (interest bearing, cost $894,315)	771,795
Receivable for investments sold	3,916,513
Accrued interest and dividends receivables	4,942,620
Unrealized appreciation on swaps	2,681,242
Prepaid expenses	2,546,580
Other assets	21,875

Total assets	699,301,081

LIABILITIES
Common stocks sold short, at value (proceeds $21,798,009)	13,593,018
Unrealized depreciation on swaps	21,840,268
Note payable	151,000,000
Options written, at value (premium $15,356,783)	18,538,000
Payables:
Investments purchased	717,800
Affiliates:
Investment advisory fees	628,390
Deferred compensation to Trustees	21,875
Financial accounting fees	7,119
Trustee fees and officer compensation	538
Accounts payable and accrued liabilities*	5,035,383

Total liabilities	211,382,391

PREFERRED SHARES
$25,000 liquidation value per share applicable to 2,000 shares, including dividends payable	50,013,043

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$437,905,647

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 59,006,992 shares issued and outstanding	$840,605,833
Undistributed net investment income (loss)	(694,841)
Accumulated net realized gain (loss) on investments, short positions, written options, foreign currency transactions and swaps	7,978,113
Net unrealized appreciation (depreciation) on investments, short positions, written options, foreign currency translations and swaps	(409,983,458)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$437,905,647

Net asset value per common share based on 59,006,992 shares issued and outstanding	$7.42

*	On September 15, 2008, Lehman Brothers Holdings, Inc. (“Lehman”) filed for bankruptcy protection. Subsequently, the Fund terminated its credit default swaps in accordance with the provisions set forth in the ISDA Master Agreement. The Fund has $3,764,000 of this liability posted in a collateral account at Bank of New York Mellon. At this time, pursuant to the provisions of the aforementioned Agreement, the Fund and Lehman are negotiating to resolve amounts owing, provide for application of collateral and release both parties from future obligations.

Global Dynamic Income Fund Statement of Assets and Liabilities ANNUAL REPORT	17

See accompanying Notes to Financial Statements

Statement of Operations

Year Ended October 31, 2008

INVESTMENT INCOME
Interest	$16,052,463
Dividends (net of foreign taxes withheld of $732,889)	37,637,958
Dividends from affiliate	2,092,510

Total investment income	55,782,931

EXPENSES
Investment advisory fees	10,880,677
Financial accounting fees	122,654
Dividend expense on short accounts	101,485
Auction agent and rating agency fees	688,163
Accounting fees	62,237
Interest expense	4,386,863
Agency fee	1,728,977
Facility fee	1,102,513
Printing and mailing fees	142,267
Custodian fees	113,951
Registration fees	32,694
Audit and legal fees	913,989
Trustees’ fees and officer compensation	50,330
Transfer agent fees	28,212
Other	71,141

Total expenses	20,426,153
Less expense reduction	(148,491)

Net expenses	20,277,662

NET INVESTMENT INCOME (LOSS)	35,505,269

REALIZED AND UNREALIZED GAIN(LOSS) FROM INVESTMENTS, SHORT POSITIONS, WRITTEN OPTIONS, FOREIGN CURRENCY AND SWAPS
Net realized gain (loss) from:
Investments	(41,378,292)
Short positions	6,710,750
Written options	106,501,280
Foreign currency transactions	(111,233)
Swaps	(11,432,388)
Change in net unrealized appreciation/depreciation on:
Investments	(451,104,255)
Short positions	6,800,822
Written options	17,924,760
Foreign currency translations	(227,435)
Swaps	(16,566,623)

NET REALIZED AND UNREALIZED GAIN(LOSS) FROM INVESTMENTS, SHORT POSITIONS, WRITTEN OPTIONS, FOREIGN CURRENCY AND SWAPS	(382,882,614)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(347,377,345)

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(10,216,912)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(357,594,257)

18	Global Dynamic Income Fund ANNUAL REPORT Statement of Operations

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	For the Year Ended	Period Ended
	October 31,	October 31,
	2008	2007*

OPERATIONS
Net investment income (loss)	$35,505,269	$10,509,196
Net realized gain (loss) from investments in securities, short positions, written options, foreign currency transactions and swaps	60,290,117	10,896,862
Change in net unrealized appreciation/depreciation on investments, short positions, written options, foreign currency translations and swaps	(443,172,731)	33,189,273
Distributions to preferred shareholders from
Net investment income	(10,216,912)	(2,339,719)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(357,594,257)	52,255,612

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(77,889,233)	(19,472,308)

Net decrease in net assets from distributions to common shareholders	(77,889,233)	(19,472,308)

CAPITAL STOCK TRANSACTIONS
Proceeds from initial offering	—	845,275,000
Offering costs on common shares	(74,922)	(739,500)
Offering costs related on preferred shares	—	(3,854,745)

Net increase (decrease) in net assets from capital stock transactions	(74,922)	840,680,755

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	(435,558,412)	873,464,059

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	873,464,059	—

End of period	$437,905,647	$873,464,059

Undistributed net investment income (loss)	$(694,841)	$(280,379)

*	The fund commenced operations on June 27, 2007.

Global Dynamic Income Fund Statements of Changes in Net Assets ANNUAL REPORT	19

See accompanying Notes to Financial Statements

Statement of Cash Flows

Year Ended October 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(347,377,345)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Change in unrealized appreciation or depreciation on swaps	16,566,623
Written options	(30,119,588)
Purchase of investment securities	(1,089,163,696)
Net proceeds for securities sold short	(8,454,954)
Proceeds from disposition of investment securities	1,123,582,549
Amortization and accretion of fixed-income securities	(718,808)
Purchase of short term investments, net	38,708,619
Net realized losses from investments	41,378,292
Net realized gains from short positions	(6,710,750)
Change in unrealized depreciation on investments	451,104,255
Change in unrealized appreciation on short positions	(6,800,822)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	558,402
Restricted cash for short positions (interest bearing)	21,009,238
Restricted cash for swap collateral	(3,764,000)
Foreign currency	(746,492)
Prepaid expenses	(2,546,580)
Other assets	(11,216)
Increase/(decrease) in liabilities:
Payables to affiliates	(387,913)
Accounts payable and accrued liabilities	4,745,252

Net cash provided by/(used in) operating activities	$200,851,066

CASH FLOWS FROM FINANCING ACTIVITIES:
Offering costs on shares	(287,169)
Distributions to common shareholders	(77,889,233)
Distributions to preferred shareholders	(10,390,135)
Proceeds from notes payable	300,000,000
Repayments of notes payable	(149,000,000)
Repayments of preferred share liability	(300,000,000)

Net cash provided by/(used in) financing activities	$(237,566,537)

Net increase/(decrease) in cash and cash equivalents	$(36,715,471)

Cash at beginning of the year	$37,847,117

Cash at end of the year	$1,131,646

Supplemental disclosure
Cash paid for interest	3,553,890

20	Global Dynamic Income Fund ANNUAL REPORT Statement of Cash Flows

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. CALAMOS Global Dynamic Income Fund (the ”Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Portfolio Valuation. The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

Global Dynamic Income Fund Notes to Financial Statements ANNUAL REPORT	21

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2008. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Option Transactions. For hedging and investment purposes, each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; other expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each Fund in relation to the net assets of each Fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

22	Global Dynamic Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for unrecognized tax benefits in connection with Financial Accounting Standards Board (FASB) Interpretation No. 48 Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2005 – 2007 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

New Accounting Pronouncements. In September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund will adopt SFAS 157 on November 1, 2008 and the Fund’s disclosure in the Notes to the Financial Statements on fair value measurement will be expanded. Management believes there will be no impact with the adoption of SFAS 157 on the Fund’s financial statements and their disclosures.

In March 2008, the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. Management is in the process of evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

In September 2008, the FASB Staff Position, FSP FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (FSP 133-1) was issued and is effective for reporting periods ending after November 15, 2008. FSP 133-1 requires disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument. Management is in the process of evaluating the impact the adoption of FSP-133-1 will have on the Fund’s financial statement disclosures.

NOTE 2 – INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund on the Fund’s investments in the Calamos Government Money Market Fund (“GMMF,” an affiliated fund and a series of Calamos Investment Trust), equal to the advisory fee attributable to the Fund’s investment in GMMF, based on daily net assets. For the year ended October 31, 2008, the total advisory fee waived pursuant to such agreement was $148,491 and is included in the Statement of Operations under the caption “Less expense reduction”.

Global Dynamic Income Fund Notes to Financial Statements ANNUAL REPORT	23

Notes to Financial Statements

Pursuant to a financial accounting services agreement, Calamos Advisors receives a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, and Calamos Global Dynamic Income Fund). “Managed assets” means a Funds’ total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expenses payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fee and officer compensation” expenses on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Financial Services LLC (“CFS”) and Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amount deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $21,875 are included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2008. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at October 31, 2008.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from sale of investments, excluding short-term investments and U.S. Government securities for the year ended October 31, 2008 were as follows:

Purchases	$678,631,948
Proceeds from sales	843,802,051

The cost of purchases and proceeds from sales of long-term U.S. Government securities were $0 and $1,788,157, respectively.

The following information is presented on a federal income tax basis as of October 31, 2008. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2008 was as follows:

Cost basis of investments	$1,061,650,668

Gross unrealized appreciation	4,508,873
Gross unrealized depreciation	(401,041,475)

Net unrealized appreciation (depreciation)	$(396,532,602)

24	Global Dynamic Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

NOTE 4 – INCOME TAXES

For the year ended October 31 2008, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Undistributed net investment income/(loss)	52,186,414
Accumulated net realized gain/(loss) on investments, short positions, written options, foreign currency transactions and swaps	(52,186,414)

Distributions during the fiscal year ended October 31, 2007 and October 31, 2008 were characterized for federal income tax purposes as follows:

	2008	2007

Distributions paid from:
Ordinary income	$89,011,347	$21,688,054
Long-term capital gains	—	—

As of October 31, 2008, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$8,019,167
Undistributed capital gains	—

Total undistributed earnings	8,019,167
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(410,864,719)

Total accumulated earnings/(losses)	(402,845,552)
Other	145,366
Paid-in capital	840,605,833

Net assets applicable to common shareholders	$437,905,647

NOTE 5 – COMMON SHARES

There are unlimited common shares of beneficial interest authorized and 59,006,992 shares outstanding at October 31, 2008. Calamos Advisors owned 8,101 of the outstanding shares at October 31, 2008. Transactions in common shares were as follows:

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Beginning shares	59,006,992	—
Shares sold	—	59,006,992
Shares issued through reinvestment of distribution	—	—

Ending shares	59,006,992	59,006,992

NOTE 6 – SHORT SALES

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short

Global Dynamic Income Fund Notes to Financial Statements ANNUAL REPORT	25

Notes to Financial Statements

sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the security sold short.

NOTE 7 – FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at October 31, 2008.

NOTE 8 – PREFERRED SHARES

There are unlimited shares of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 2,000 shares of Preferred Shares outstanding consist of five series, 400 shares of M, 400 shares of T, 400 shares of W, 400 shares of TH, and 400 shares of F. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.

Dividends on the Preferred Shares are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 1.98% to 7.14% for the year ended October 31, 2008. Under the 1940 Act, the Fund may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

If all holders of Preferred Shares who want to sell their shares are unable to do so because there are insufficient bidders in the auction at rates below the maximum rate as prescribed by the terms of the security, a failed auction results. When an auction fails, all holders receive the maximum rate and may be unable to sell their shares at the next auction. The maximum applicable rate on preferred shares is 150% of the 7-Day LIBOR rate.

During the period February 13, 2008 to October 31, 2008 the auctions Preferred Shares of the Fund were not successful. As a result, the Preferred Share dividend rates were reset to the maximum applicable rate which is 150% of the 7-Day LIBOR rate. Failed auctions result not from an event of default or a credit issue but a liquidity event.

The Preferred Shares are redeemable at the Fund’s option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class except on matters affecting only the holders of Preferred Shares or only the holders of common shares, when the respective classes vote alone.

On April 30, 2008, the Fund’s Board approved the redemption of 12,000 of the 14,000 Preferred Shares outstanding. The shares were redeemed at a price of $25,000 per share plus any accrued and unpaid dividends (an aggregate price of $300,215,832).

On April 21, 2008, the Fund and other parties were named in a class action complaint file in the U.S. District Court for the Southern District of New York (Miller v. Calamos, et al. Case No. 08 CIV 3756. The lawsuit was dismissed by the plaintiff with prejudice on September 22, 2008.

26	Global Dynamic Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

NOTE 9 – SWAPS

The Fund has engaged in various swap transactions primarily to manage duration and yield curve risk or as alternatives to direct investments.

The Fund entered into credit default swap agreements. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or the seller in the transaction. If the Fund is the buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if the credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if the Fund invested in the reference obligation.

The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation or depreciation. Gains or losses are realized upon termination of the contract. Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with swap contracts. Risks include changes in the return of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

As of October 31, 2008, the Fund had outstanding swaps agreements as listed on the Schedule of Investments.

NOTE 10 – BORROWINGS

The Fund issued floating rate extendible senior secured notes, which were placed by Wachovia Securities. The aggregate amount of the notes issued was $300 million. Interest is charged at quarterly LIBOR (London Inter-bank Offered Rate) plus .50% on the amount of extendible senior secured notes. The Fund also paid a facility fee of .75% and a one time agency fee of 1.00%. The Facility fee and the Agency fee for the year ended October 31, 2008 totaled $1,102,513 and $1,728,977 respectively and are included in Facility fee and Agency fee on the Statement of Operations. For the year ended October 31, 2008, the average floating rate extendible senior secured notes and the average interest rate were $281,375,723 and 3.25%, respectively. The interest rate applicable to the borrowings on October 31, 2008 was 3.31%.

The floating rate extendible senior notes have an initial maturity date of June 1, 2009 with an extended maturity date of May 1, 2011 at the discretion of the bondholders. Calamos may at its discretion redeem all of the floating rate extendible senior notes on May 1, 2009 or May 1, 2010 at above par.

Global Dynamic Income Fund Notes to Financial Statements ANNUAL REPORT	27

Notes to Financial Statements

NOTE 11 – WRITTEN OPTIONS TRANSACTIONS

The Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. For the fiscal year ended October 31, 2008, the Fund had the following transactions in options written:

	Number of Contracts	Premiums Received

Options outstanding at October 31, 2007	64,050	$27,551,611
Options written	467,410	144,069,093
Options closed	(485,210)	(156,072,029)
Options expired	—	—
Options exercised	(475)	(191,892)

Options outstanding at October 31, 2008	45,775	$15,356,783

NOTE 12 – SYNTHETIC CONVERTIBLE INSTRUMENTS

The Fund may establish a ”synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (”fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (”convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

NOTE 13 – STRUCTURED EQUITY LINKED SECURITIES

The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Cash flows received from these securities are recorded as dividends on the Statement of Operations.

28	Global Dynamic Income Fund ANNUAL REPORT Notes to Financial Statements

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	For the Year	June 27, 2007*
	Ended	through
	October 31	October 31

	2008	2007

Net asset value, beginning of period	$14.80	$14.32(a )

Income from investment operations:
Net investment income (loss)	0.60 **	0.18 **

Net realized and unrealized gain (loss) from investments, written options, foreign currency and swaps	(6.49)	0.75

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.17)	(0.04)

Capital gains (common share equivalent basis)	—	—

Total from investment operations	(6.06)	0.89

Less distributions to common shareholders from:
Net investment income	(1.32)	—

Capital gains	—	(0.33)

Capital charge resulting from issuance of common shares	—(b )	(0.08)

Net asset value, end of period	$7.42	$14.80

Market value, end of period	$6.35	$13.09

Total investment return based on(c):
Net asset value	(43.35)%	5.92%

Market value	(45.14)%	(10.59)%

Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$437,906	$873,464

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$50,000	$350,000

Ratios to average net assets applicable to common shareholders:
Net expenses(d)(e)	2.68%	1.22%

Gross expenses(c)(d)	2.70%	1.26%

Net investment income (loss)(d)(e)	4.70%	3.83%

Preferred share distributions(d)	1.35%	0.81%

Net investment income (loss), net of preferred share distributions from net investment income(d)	3.35%	3.02%

Portfolio turnover rate	79%	9%

Average commission rate paid	$0.0864	$0.0427

Asset coverage per preferred share, at end of period(f)	$243,959	$87,404

Asset coverage per $1,000 of loan outstanding(g)	$3,900	—

*	Commencement of operations.

**	Net investment income allocated based on average shares method.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Amount equated to less than $0.005 per common share.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)	Annualized for periods less than one year.

(e)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(g)	Calculated by subtracting the Fund’s total liabilities (not including Note Payable) and preferred shares from the Fund’s total assets and dividing this by the Note payable outstanding.

Global Dynamic Income Fund Financial Highlights ANNUAL REPORT	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Global Dynamic Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Dynamic Income Fund (the “Fund”) as of October 31, 2008, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from June 27, 2007 (commencement of operations) through October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2008, the results of its operations and cash flows for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from June 27, 2007 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
December 18, 2008

30	Global Dynamic Income Fund ANNUAL REPORT Report of Independent Registered Public Accounting Firm

Trustee Approval of Management Agreement (unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on June 4, 2008, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2009, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether fee levels share with Fund investors economies of scale and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of care and conscientiousness in the management of the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser and various Calamos Funds in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund, including the time that investment personnel devote to the Fund and the investment results produced by the Adviser’s in-house research. The Board also noted the significant personal investments that the Adviser’s personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreements and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund.  The Board did not consider comparative investment information for the Fund because it did not have a full year of performance for the period considered by the Board.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Lipper, the Board evaluated the Fund’s management fee rate compared to the management fee rates for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the total expense ratios of the funds in the Fund’s Expense Group.

The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted that the Fund’s total expense ratio is higher than the median of the Fund’s Expense Group.

Global Dynamic Income Fund Trustee Approval of Management Agreement ANNUAL REPORT	31

Trustee Approval of Management Agreement (unaudited)

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board noted that, although in most instances, the rates of fees paid by those clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s significantly greater level of responsibilities and broader scope of services regarding the Fund, and the more extensive regulatory obligations and risks associated with managing the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser was reasonable in light of the nature and quality of the services provided, and that the profitability to the Adviser of its relationship with the Fund appeared to be reasonable in relation to the nature and quality of the services performed.

Economies of Scale and Fee Levels Reflecting Those Economies. In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund has had a relatively stable asset base since commencement of operation and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefore, the Fund and the Adviser may potentially benefit from their relationship with each other in other ways.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on their portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research.

At the June 4 meeting, after full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

32	Global Dynamic Income Fund ANNUAL REPORT Trustee Approval of Management Agreement

Tax Information (unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2009, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 853 of the Code, Global Dynamic Fund elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign taxes paid per share for the year ended October 31, 2008, are as follows:

Country	Taxes Paid	Gross Foreign Income

Australia	0.00000	0.01296
Belgium	0.03620	0.00341
Bermuda	0.00000	0.00583
Brazil	0.00000	0.00000
Canada	0.04517	0.00426
Cayman Islands	0.00000	0.00234
China	0.00000	0.00000
Cyprus	0.00000	0.00000
Finland	0.05441	0.00513
France	0.14732	0.01967
Denmark	0.01809	0.00171
Germany	0.18908	0.07624
Greece	0.00000	0.00388
Hong Kong	0.00000	0.00154
Ireland	0.00000	0.00075
India	0.00000	0.00190
Italy	0.02564	0.00242
Japan	0.09249	0.01868
Luxembourg	0.00522	0.01003
Korea	0.00053	0.00000
Mexico	0.00000	0.00378
Netherlands	0.02493	0.00235
Norway	0.01111	0.00105
Spain	0.06058	0.00571
Singapore	0.00000	0.00174
Sweden	0.01247	0.00118
Switzerland	0.15405	0.02997
Taiwan	0.00000	0.00000
United Kingdom	0.00000	0.05783
Total	0.87728	0.27436

Under Section 854(b)(2) of the Code, the Fund hereby designates $37,191,898 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2008.

Under Section 854(b)(2) of the Code, the Fund hereby designates 21.55% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2008.

Global Dynamic Income Fund Tax Information ANNUAL REPORT	33

Trustees & Officers (unaudited)

The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2008, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

		Portfolios in
		Fund Complex∧	Principal Occupation(s)
Name and Age	Position(s) with Trust	Overseen	and Other Directorships

Trustees who are interested persons of the Trust:
John P. Calamos, Sr., 68*	Trustee and President (since 2007)	21	Chairman, CEO, and Co-Chief Investment Officer Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:
Joe F. Hanauer, 71	Trustee (since 2007)	21	Private investor; Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)

Weston W. Marsh, 58	Trustee (since 2007)	21	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters (law firm)

John E. Neal, 58	Trustee (since 2007)	21	Private investor; formerly Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT); Partner, Private Perfumery LLC (private label perfume company); Linden LLC (health care private equity) and Greenspire Properties LLC (private homebuilder and real estate development company)

William R. Rybak, 57	Trustee (since 2007)	21	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 64	Trustee (since 2004); Lead Independent Trustee (since 2007)	21	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation

David D. Tripple, 64	Trustee (since 2007)	21	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Overseeing 109 portfolios in fund complex

***	Overseeing 2 portfolios in fund complex

∧	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

34	Global Dynamic Income Fund ANNUAL REPORT Trustees & Officers

Trustees & Officers (unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2008, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Principal Occupation(s)
Name and Age	Position(s) with Trust	During Past 5 Years

Nimish S. Bhatt, 45	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); prior thereto, Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc.
Nick P. Calamos, 47	Vice President (since 2007)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS
James J. Boyne, 42	Vice President (since 2008)	Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)
Cheryl L. Hampton, 39	Treasurer (since 2007)	Vice President, Calamos Advisors (since March 2007); Tax Director, PricewaterhouseCoopers LLP (1999-2007)
Stathy Darcy, 42	Secretary (since 2007)	Vice President and Deputy General Counsel — Mutual Funds, Calamos Advisors (since 2006); prior thereto, Partner, Chapman and Cutler LLP (law firm)
Mark Mickey, 57	Chief Compliance Officer (since 2007)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005);

The address of each officer is 2020 Calamos Court, Naperville, IL 60563.

Proxy Voting Policies. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling (800)•582•6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Securities and Exchange Commission’s website at www.sec.gov.

Global Dynamic Income Fund Trustees & Officers ANNUAL REPORT	35

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About Closed-End Funds

What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing
• Defined Asset Pool Allows Efficient Portfolio Management—Although closed- end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

• More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

• Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

• Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

• Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

• No Minimum Investment Requirements

 OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

38	Global Dynamic Income Fund ANNUAL REPORT About Closed-End Funds

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits
• Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

• Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

• Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

Global Dynamic Income Fund Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan ANNUAL REPORT	39

The Calamos Investments Advantage

Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.

Disciplined Investment Philosophy and Process

Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.

Comprehensive Risk Management

Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.

Proven Investment Management Team

The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.

Sound Proprietary Research

Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

40	Global Dynamic Income Fund ANNUAL REPORT The Calamos Investments Advantage

Calamos Closed-End Funds

Intelligent Asset Allocation in Five Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.

Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 10/31/08	Fund Profile

Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Global Dynamic Income Fund (CHW)

Providing Global Enhanced Fixed Income Potential

Objective: The Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world.

Calamos Strategic Total Return Fund (CSQ)

Providing Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Global Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.

Fund asset allocations are based on total investments (excluding security lending collateral) and may vary over time.

Global Dynamic Income Fund Calamos Closed-End Funds ANNUAL REPORT	41

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2008 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund's proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 27, 2008, the Fund submitted a CEO annual certification to the NYSE on which the Fund's chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund's report to the SEC on Form N-CSR contains certifications by the fund's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund's disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.432.8224

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2008 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money® and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

CHWANR 3083 2008

ITEM 2. CODE OF ETHICS.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.
(b) No response required.
(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.
(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fee — $27,120 and $83,266 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b) Audit-Related Fees — $27,568 and $9,486 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
(c) Tax Fees — $4,625 and $4,361 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d) All Other Fees — $22,512 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) No disclosures are required by this Item 4(f).

(g) $27,137 and $3,500 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
(h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Joe F. Hanauer, Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers, and David D. Tripple.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)(1) As of October 31, 2008, the registrant is lead by a team of investment professionals. The Co-Chief Investment Officers and senior strategy analysts are responsible for the day-to-day management of the registrant’s portfolio:
During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Co-CIO of the Fund’s investment adviser, Calamos Advisors LLC and its predecessor company (“Calamos Advisors”). Nick P. Calamos has been Vice President and Trustee of the Fund (through June 2006) and Senior Executive Vice President and Co-CIO of Calamos Advisors and its predecessor company. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. John Hillenbrand joined Calamos Advisors in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos Advisors in 1994 and has been a senior strategy analyst since July 2002. Jeff Scudieri joined Calamos Advisors in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos Advisors in 2000 and has been a senior strategy analyst since July 2002.
(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.
NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2008

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	25	19,049,910,754	14	851,395,049	20,045	6,150,117,410
Nick P. Calamos	25	19,049,910,754	14	851,395,049	20,045	6,150,117,410
John P. Calamos, Jr.	23	18,797,563,645	14	851,395,049	20,045	6,150,117,410
John Hillenbrand	22	17,471,748,281	12	806,301,464	20,045	6,150,117,410
Steve Klouda	22	17,471,748,281	12	806,301,464	20,045	6,150,117,410
Jeff Scudieri	22	17,471,748,281	12	806,301,464	20,045	6,150,117,410
Matthew Toms	3	891,327,678	0	—	0	—
Jon Vacko	22	17,471,748,281	12	806,301,464	20,045	6,150,117,410

NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE BASED AS OF OCTOBER 31, 2008

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	3	331,488,147	3	53,191,852	0	—
Nick P. Calamos	3	331,488,147	3	53,191,852	0	—
John P. Calamos, Jr.	3	331,488,147	3	53,191,852	0	—
John Hillenbrand	3	331,488,147	1	8,098,268	0	—
Steve Klouda	3	331,488,147	1	8,098,268	0	—
Jeff Scudieri	3	331,488,147	1	8,098,268	0	—
Matthew Toms	0	—	0	—	0	—
Jon Vacko	3	331,488,147	1	8,098,268	0	—

The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.
Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.
(a)(3) Calamos Advisors has developed and implemented a number of incentives that reward the professional staff to ensure that key employees are retained. Calamos Advisors’ senior management has established salary, short and long term incentive programs and benefit programs that we believe are competitive. Calamos Advisors’ incentive programs are based on investment performance, professional performance and an individual’s overall contribution. These goals and measures are established and reviewed on an annual basis during performance reviews. As of October 31, 2008, each portfolio manager receives compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary. The amounts paid to the portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. The compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors. Portfolio managers are eligible to receive annual non-equity awards under a long term incentive compensation program, set at a percentage of the respective base salary.
(a)(4) As of October 31, 2008, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	$100,001-$500,000
Nick P. Calamos	None
John P. Calamos, Jr.	$10,001-$50,000
John Hillenbrand	None
Steve Klouda	None
Jeff Scudieri	None
Matthew Toms	None
Jon Vacko	None
(b) Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.
(a)(2)(iii) Proxy

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Global Dynamic Income Fund
By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 29, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 29, 2008
By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 29, 2008